UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2022

BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Arch Street
Suite 1800
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610)
325-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Brandywine Realty Trust
:
Emerging growth company  ☐
Brandywine Operating Partnership, L.P.
:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust
:  ☐
Brandywine Operating Partnership, L.P.
:  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 6, 2022, our Board of Trustees (“Board”), upon the recommendation of the Corporate Governance Committee, appointed Joan Lau, PhD as a Trustee of our Board, effective February 1, 2023, to serve until our 2023 annual meeting of shareholders and until her successor is elected and qualified. Concurrent with her appointment to the Board, Ms. Lau was appointed to the Audit Committee of our Board.
Ms. Lau brings to the Board more than 20 years of executive leadership experience, including as chief executive officer, chief operating officer and director. In 2016, Ms. Lau co-founded
Talee Bio, a company that developed gene therapies for cystic fibrosis and later became Spirovant Sciences Inc., a company focused on the discovery and development of gene therapies for genetic respiratory diseases, and Ms. Lau became, and continues as, its Chief Executive Officer and a director. In 2013, Ms. Lau co-founded
Militia Hill Ventures, a company that creates and builds innovative life science entities, where she is currently a Partner. Ms. Lau is also a director of Renovacor, the Philadelphia Orchestra and Kimmel Center and RiboNova Inc., in addition to serving on the Finance Committee of the Philadelphia Cricket Club, serving as an Advisor of Recharge & Recover PHL, PHL Chamber of Commerce and serving as a Board Advisor of the University of Pennsylvania School of Social Policy and Practice.
There are no arrangements or understandings between Ms. Lau and the Company or any other person pursuant to which Ms. Lau was appointed as a Trustee of the Company. Ms. Lau is not related to any officer or Trustee of the Company, and there are no transactions or relationships between Ms. Lau and the Company that would be required to be reported under Item 404(a) of Regulation
S-K.
Ms. Lau will receive compensation for Board service in accordance with the standard compensation arrangements for non-employee
Trustees as disclosed in our proxy statement filed with the Securities and Exchange Commission on March 31, 2022.

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

B RANDYWINE R EALTY T RUST

By:	/s/ Shawn Neuman
Shawn Neuman
Senior Vice President,
General Counsel and Secretary

B RANDYWINE O PERATING P ARTNERSHIP , L.P.

By:	B RANDYWINE R EALTY T RUST , ITS G ENERAL P ARTNER

By:	/s/ Shawn Neuman
Shawn Neuman
Senior Vice President,
General Counsel and Secretary
Date: December
9
, 2022